UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): June 30, 2008

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	000-51321	98-0430762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada	T2P 3T3
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (403) 262-4471

Copies to:
Gregory Sichenzia, Esq.
Thomas A. Rose, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Ron Hietala

Effective June 30, 2008, Ron Hietala retired from Triangle Petroleum Corporation (the “Company”) and resigned from the Board of Directors and as President of the Company’s two operating subsidiaries, Elmworth Energy Corporation (“Elmworth”) and Triangle USA Petroleum Corporation (“Triangle USA”). On July 1, 2008, Elmworth entered into a consulting agreement with RWH Management Services Ltd., which is owned by Mr. Hietala, pursuant to which Mr. Hietala will assist Elmworth until December 31, 2008, at a rate of $15,000 per month.

Appointment of J. Howard Anderson as President of Elmworth Energy Corporation and Triangle USA Petroleum Corporation

Effective June 30, 2008, J. Howard Anderson has been appointed as President of Elmworth and Triangle USA. Mr. Anderson has been the Company’s Chief Operating Officer and Vice-President Engineering since February 1, 2008. Mr. Anderson is also the Chief Operating Officer and Vice-President Engineering for Elmworth and Triangle USA. Between July 2005 and January 2008, Mr. Anderson has been the Vice-President Engineering for Rockyview Energy Inc., an oil production company. Between June 2004 and June 2005, Mr. Anderson was the Manager, Central Business Unit for APF Energy Inc., an oil production company. Between April 2002 and April 2004, Mr. Anderson was the Vice-President Engineering & Development for Pioneer Natural Resources Canada Inc., a subsidiary of Pioneer Natural Resources, a NYSE oil production company. Between 1987 and 2002, Mr. Anderson worked for Canadian Hunter Exploration Ltd., starting as a district engineer and progressing to Manager, Northern Exploration & Development. Between 1979 and 1987, Mr. Anderson worked for Imperial Oil/Esso Resources Canada Ltd. as a Senior Reserve/Operations Engineer. Mr. Anderson received a Bachelor of Science in Engineering Physics (Mechanical/Nuclear) from Queen's University at Kingston in 1979.

A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Consulting Agreement, dated as of July 1, 2008, by and between Elmworth Energy Corporation and RWH Management Services Ltd.
99.1	Press Release, dated July 3, 2008, issued by Triangle Petroleum Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIANGLE PETROLEUM CORPORATION

Dated: July 3, 2008	By:	/s/ MARK GUSTAFSON
	Name:	Mark Gustafson
	Title:	Chief Executive Officer